                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 (No. 333-63800) of El Paso Energy Partners, L.P. (the "Partnership"), El Paso Energy Partners Finance Corporation, and the Subsidiary Guarantors listed therein of (i) our report dated March 7, 2001 relating to the consolidated financial statements of the Partnership and subsidiaries, (ii) our report dated March 28, 2001 relating to the consolidated financial statements of Deepwater Holdings, L.L.C., (iii) our report dated March 29, 2001 relating to the consolidated financial statements of Neptune Pipeline Company, L.L.C., (iv) our report dated March 28, 2001 relating to the financial statements of Manta Ray Gathering Company, L.L.C., (v) our report dated March 28, 2001 relating to the financial statements of Ewing Bank Gathering Company, L.L.C., (vi) our report dated March 28, 2001 relating to the financial statements of El Paso Energy Partners Operating Company, L.L.C., (vii) our report dated March 28, 2001 relating to the financial statements of VK - Main Pass Gathering Company, L.L.C., (viii) our report dated March 28, 2001 relating to the financial statements of El Paso Energy Partners Deepwater, L.L.C., (ix) our report dated March 28, 2001 relating to the financial statements of Delos Offshore Company, L.L.C., (x) our report dated March 28, 2001 relating to the consolidated financial statements of VK - Deepwater Gathering Company, L.L.C.,
(xi) our report dated March 28, 2001 relating to the financial statements of El Paso Energy Partners Oil Transport, L.L.C., (xii) our report dated March 28, 2001 relating to the financial statements of Poseidon Pipeline Company, L.L.C.,
(xiii) our report dated March 28, 2001 relating to the financial statements of Flextrend Development Company, L.L.C., (xiv) our report dated March 28, 2001 relating to the consolidated financial statements of Crystal Holding, L.L.C. and
(xv) our report dated March 28, 2001 relating to the financial statements of Green Canyon Pipeline Company, L.P., each of which appears in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2000. We hereby consent to the incorporation by reference in such registration statement of our reports dated August 24, 2001 relating to the consolidated balance sheet of El Paso Energy Partners Company and the balance sheets of El Paso Energy Partners Finance Corporation, which appear in the Partnership's Current Report on Form 8-K dated August 28, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                       /s/ PricewaterhouseCoopers LLP


Houston, Texas
August 28, 2001